UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2004

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375
(Address of principal executive offices) (Zip Code)

(718) 709-3026
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events

On November 19, 2004, we entered into a non-material amendment, Amendment No. 21 to the Airbus A320 Purchase Agreement dated as of April 20, 1999 between AVSA, S.A.R.L. and JetBlue Airways Corporation (“Amendment No. 21”), relating to the delivery of two Airbus A320 aircraft.  On November 19, 2004, we entered into a non-material side letter, Side Letter No. 18 to the V2500 General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG and JetBlue Airways Corporation (“Side Letter No. 18”), relating to the delivery of two Airbus A320 aircraft and two V2527-A5 spare engines.  Amendment No. 21 and Side Letter No. 18 are filed herewith as Exhibits 10.1 and 10.2, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01                     Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

10.1*	Amendment No. 21, dated November 19, 2004, to the Airbus A320 Purchase Agreement dated as of April 20, 1999 between AVSA, S.A.R.L. and JetBlue Airways Corporation.

10.2*	Side Letter No. 18, dated November 19, 2004, to the V2500 General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG and JetBlue Airways Corporation.

*      Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: January 18, 2005	By:	/s/ HOLLY L. NELSON

Name: Holly L. Nelson
Title: Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Amendment No. 21, dated November 19, 2004, to the Airbus A320 Purchase Agreement dated as of April 20, 1999 between AVSA, S.A.R.L. and JetBlue Airways Corporation.

10.2*	Side Letter No. 18, dated November 19, 2004, to the V2500 General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG and JetBlue Airways Corporation.

*      Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.